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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549





                                    FORM 8-K





                                 CURRENT REPORT





                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 12, 2000



                        FIRST PLACE FINANCIAL CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         NEW MEXICO                       0-25956               85-0317365
----------------------------            -----------          ---------------
(State or other jurisdiction of         (Commission          (I.R.S Employer
incorporation or organization)          file number)         Identification No.)


100 EAST BROADWAY, FARMINGTON, NEW MEXICO                          87401
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Address of principal executive offices                           Zip Code


Registrant's telephone number, including area code:  (505) 324-9500
                                                     --------------

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ITEM 5.  OTHER EVENTS

         News release announcing the approval by shareholders of First Place Financial of the sale of the Company to Wells Fargo & Company.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

         99.1     News release dated January 12, 2000.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FIRST PLACE FINANCIAL CORPORATION
                                           ---------------------------------
                                                     (Registrant)


Date:  January 13, 2000               /s/  James D. Rose
       --------------------                -------------------------------------
                                           President and Chief Operating Officer


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